UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer
601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Income Securities Trust

Annual Report
10.31.09

Ticker | **JHS**

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

U.S. bonds generated double-digit gains for the 12 months ended October 31, 2009. The period began with the U.S. economy in the throes of a severe recession and the financial sector struggling with a liquidity crisis in the credit markets. As 2009 began, however, market conditions changed dramatically as efforts by the federal government to ease the credit crisis and stimulate the economy began to bear fruit. Improving economic and credit conditions led to a resurgence in corporate bonds, which were the best performers in the bond market for the 12-month period.

For the year ended October 31, 2009, John Hancock Income Securities Trust produced a total return of 39.06% at net asset value (NAV) and 47.95% at market value. The Fund’s NAV return and its market performance differ because the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average UBS leveraged closed-end investment-grade bond fund returned 33.13% at NAV and 38.60% at market value, while the Barclays Capital Government/Credit Bond Index returned 14.60%.

The Fund’s outperformance of the broad bond market indexes and its peer group average resulted primarily from a significant increase in the Fund’s exposure to corporate bonds. With corporate bonds trading at severely distressed prices in late 2008, we took advantage of the depressed valuations to substantially increase our holdings, and we were rewarded as corporate bonds rebounded sharply in 2009. The increase in corporate bonds was matched by a corresponding decrease in the portfolio’s mortgage-backed securities, where the risk/reward trade-off had become unfavorable. Contributors among the Fund’s corporate bond holdings included insurance company Genworth Financial, Inc., broadcaster Nexstar Broadcasting, Inc. and telecommunication services provider West Corp. On the downside, telephone directory publisher R.H. Donnelley Corp. and casino operator Little Traverse Bay Band of Odawa Indians were the weakest performers.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Higher-yielding bonds are riskier than lower-yielding bond, and their value may fluctuate more in response to market conditions.

6	Income Securities Trust | Annual report

Portfolio summary

Portfolio Diversification[1]

Corporate Bonds			68%

U.S. Government & Agency Obligations			19%

Collateralized Mortgage Obligations			9%

Preferred Stocks			3%

Other Securities			1%

Sector Composition[1,2]

Financials	22%	Materials	5%

U.S. Government & Agency	18%	Consumer Staples	5%

Collateralized Mortgage Obligations	9%	Telecommunication Services	5%

Energy	9%	Health Care	3%

Consumer Discretionary	8%	Information Technology	2%

Utilities	7%	Asset-Backed Securities	1%

Industrials	6%

Quality Composition[1]

AAA	20%

AA	5%

A	21%

BBB	30%

BB	8%

B	7%

CCC	6%

Short-Term Investments and Other	3%

1 As a percentage of the Fund’s total investments on October 31, 2009.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Income Securities Trust	7

 F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 10-31-09

		Maturity
	Rate	date	Par value	Value

Corporate Bonds 92.73%				$142,866,237

(Cost $141,904,288)

Consumer Discretionary 10.03%				15,449,835

Auto Components 0.80%

Allison Transmission, Inc.,
Gtd Sr Note (S)(Z)	11.000%	11-01-15	$485,000	494,700

Exide Technologies,
Sr Sec Note Ser B (Z)	10.500	03-15-13	445,000	442,775

Tenneco Automotive, Inc.,
Gtd Sr Sub Note (Z)	8.625	11-15-14	320,000	301,600

Hotels, Restaurants & Leisure 2.92%

Arcos Dorados BV,
Gtd Sr Note (S)	7.500	10-01-19	265,000	255,725

Chukchansi Economic Development Authority,
Sr Note (S)(Z)	8.000	11-15-13	460,000	299,000

Fontainebleau Las Vegas,
Note (H)(S)(Z)	10.250	06-15-15	705,000	24,675

Greektown Holdings LLC,
Sr Note (H)(S)(Z)	10.750	12-01-13	1,015,000	203,000

Jacobs Entertainment, Inc.,
Gtd Sr Note (Z)	9.750	06-15-14	600,000	546,000

Little Traverse Bay Bands of Odawa Indians,
Sr Note (H)(S)(Z)	10.250	02-15-14	500,000	157,500

MGM Mirage, Inc.,
Sr Sec Note (S)(Z)	10.375	05-15-14	80,000	85,200

MTR Gaming Group, Inc.,
Gtd Sr Note (S)	12.625	07-15-14	175,000	171,500
Gtd Sr Sub Note Ser B (Z)	9.000	06-01-12	390,000	323,700

Seminole Indian Tribe of Florida,
Sr Sec Bond (S)(Z)	6.535	10-01-20	650,000	585,410

Turning Stone Resort Casino,
Sr Note (S)(Z)	9.125	09-15-14	1,540,000	1,470,700

Waterford Gaming LLC,
Sr Note (S)(Z)	8.625	09-15-14	290,000	185,600

Yonkers Racing Corp.,
Sr Sec Note (S)	11.375	07-15-16	180,000	187,200

Household Durables 0.49%

Whirlpool Corp.,
Sr Note (Z)	8.600	05-01-14	335,000	382,419
Sr Note (Z)	8.000	05-01-12	335,000	364,321

See notes to financial statements

8	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Media 5.16%

AMC Entertainment, Inc.,
Sr Note	8.750%	06-01-19	$125,000	$128,125

Cablevision Systems Corp.,
Sr Note (S)	8.625	09-15-17	135,000	139,725

Canadian Satellite Radio Holdings, Inc.,
Gtd Sr Note (Z)	12.750	02-15-14	979,000	594,742

Charter Communications Holdings II LLC,
Gtd Sr Note (H)(S)	10.250	10-01-13	447,000	502,875

Cinemark USA, Inc.,
Gtd Sr Note (S)	8.625	06-15-19	180,000	186,300

CSC Holdings, Inc.,
Sr Note (Z)	7.875	02-15-18	390,000	401,700

DirecTV Holdings LLC,
Gtd Sr Note	7.625	05-15-16	350,000	379,750
Gtd Sr Note (S)	4.750	10-01-14	280,000	285,648

News America Holdings, Inc.,
Gtd Note (Z)	7.750	01-20-24	1,020,000	1,068,625
Gtd Note (Z)	7.600	10-11-15	1,000,000	1,145,247

News America, Inc.,
Gtd Sr Note	6.900	03-01-19	205,000	229,830

Nexstar Broadcasting, Inc.,
Gtd Note PIK (S)(Z)	7.000	01-15-14	254,089	170,557

Nexstar Finance, Inc.,
Sr Sub Note (Z)	7.000	01-15-14	84,000	56,490

R.H. Donnelley Corp.,
Sr Disc Note Ser A–1 (H)(Z)	6.875	01-15-13	200,000	11,500
Sr Disc Note Ser A–2 (H)(Z)	6.875	01-15-13	300,000	17,250
Sr Note Ser A–4 (H)(Z)	8.875	10-15-17	495,000	28,463

Regal Cinemas Corp.,
Gtd Sr Note (S)	8.625	07-15-19	115,000	119,025

TCI Communications, Inc.,
Sr Note (Z)	9.800	02-01-12	1,500,000	1,718,172

Time Warner Cable, Inc.,
Gtd Sr Note (Z)	6.750	07-01-18	605,000	666,023

XM Satellite Radio, Inc.,
Sr Sec Note (S)	11.250	06-15-13	100,000	105,000

Specialty Retail 0.39%

Staples, Inc.,
Sr Note (Z)	9.750	01-15-14	500,000	605,926

Textiles, Apparel & Luxury Goods 0.27%

Burlington Coat Factory Warehouse Corp.,
Gtd Sr Note	11.125	04-15-14	395,000	407,837

Consumer Staples 6.30%				9,706,920
Beverages 1.66%

Anheuser-Busch InBev Worldwide, Inc.,
Gtd Sr Note (S)	5.375	01-15-20	250,000	254,151
Gtd Sr Note (S)	4.125	01-15-15	355,000	357,942

Dr. Pepper Snapple Group, Inc.,
Gtd Sr Note (Z)	6.820	05-01-18	280,000	319,904
Gtd Sr Note (Z)	6.120	05-01-13	200,000	219,063

Miller Brewing Co.,
Gtd Note (S)(Z)	5.500	08-15-13	365,000	390,259

See notes to financial statements

Annual report | Income Securities Trust	9

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Beverages 1.66%

PepsiCo, Inc.,
Sr Note (Z)	7.900%	11-01-18	$395,000	$496,415

SABMiller PLC,
Note (S)(Z)	6.500	07-15-18	465,000	517,480

Food & Staples Retailing 0.55%

CVS Caremark Corp.,
Jr Sub Bond (6.302% to 6-1-12 then
variable) (Z)	6.302	06-01-37	990,000	851,400

Food Products 1.66%

Bunge, Ltd. Finance Corp.,
Gtd Sr Note	8.500	06-15-19	210,000	244,751
Gtd Sr Note (Z)	5.350	04-15-14	1,040,000	1,067,103

Kraft Foods, Inc.,
Sr Note (Z)	6.000	02-11-13	685,000	738,028

Smithfield Foods, Inc.,
Gtd Sr Sec Note (S)	10.000	07-15-14	300,000	315,000

Tyson Foods, Inc.,
Sr Note	10.500	03-01-14	170,000	193,800

Household Products 0.28%

Yankee Acquisition Corp.,
Gtd Sr Sub Note (Z)	8.500	02-15-15	455,000	434,525

Tobacco 2.15%

Alliance One International, Inc.,
Gtd Sr Note (Z)	8.500	05-15-12	245,000	248,675
Sr Note (S)	10.000	07-15-16	1,000,000	1,040,000

Altria Group, Inc.,
Gtd Sr Note (Z)	8.500	11-10-13	800,000	928,170

Reynolds American, Inc.,
Sr Sec Note (Z)	7.250	06-01-13	1,000,000	1,090,254

Energy 11.81%				18,190,314

Energy Equipment & Services 1.59%

Drummond Co., Inc.,
Sr Note (S)(Z)	7.375	02-15-16	290,000	265,350

NGPL Pipeco LLC,
Sr Note (S)(Z)	7.119	12-15-17	1,580,000	1,746,365

Petrobras International Finance Co.,
Gtd Sr Note	5.750	01-20-20	215,000	215,648

Questar Market Resources, Inc.,
Sr Note	6.800	03-01-20	205,000	214,412

Oil, Gas & Consumable Fuels 10.22%

Arch Coal, Inc.,
Sr Note (S)	8.750	08-01-16	100,000	102,500

Cenovus Energy, Inc.,
Gtd Sr Note (S)	5.700	10-15-19	205,000	213,005
Sr Note (S)(Z)	4.500	09-15-14	385,000	395,317

ConocoPhillips,
Gtd Note (Z)	4.400	05-15-13	1,000,000	1,064,359

Devon Energy Corp.,
Sr Note (Z)	5.625	01-15-14	1,025,000	1,113,032

Energy Transfer Partners LP,
Sr Note (Z)	9.700	03-15-19	330,000	408,606
Sr Note (Z)	8.500	04-15-14	330,000	383,520

See notes to financial statements

10	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Oil, Gas & Consumable Fuels (continued)

Enterprise Products Operating LLC,
Gtd Jr Sub Note (7.000% to 6-1-17
then variable)	7.000%	06-01-67	$695,000	$608,257
Gtd Jr Sub Note (7.034% to 1-15-18
then variable) (Z)	7.034	01-15-68	590,000	542,800
Gtd Sr Note Ser G (Z)	5.600	10-15-14	650,000	696,547

Gulf South Pipeline Co. LP,
Sr Note (S)	5.750	08-15-12	1,000,000	1,056,377

Kinder Morgan Energy Partners LP,
Sr Bond (Z)	9.000	02-01-19	505,000	615,664
Sr Bond (Z)	7.750	03-15-32	195,000	218,047
Sr Bond (Z)	5.125	11-15-14	740,000	770,907

MarkWest Energy Partners LP,
Gtd Sr Note Ser B (Z)	8.500	07-15-16	545,000	553,175

McMoRan Exploration Co.,
Gtd Sr Note (Z)	11.875	11-15-14	340,000	342,550

Nustar Logistics,
Gtd Sr Note	7.650	04-15-18	345,000	380,594

ONEOK Partners LP,
Gtd Sr Note (Z)	6.150	10-01-16	705,000	741,661
Sr Note (Z)	8.625	03-01-19	350,000	419,224

Petro-Canada,
Debenture (Z)	9.250	10-15-21	1,000,000	1,250,606
Sr Note (Z)	6.050	05-15-18	400,000	425,956

Petroleos Mexicanos,
Gtd Note (S)(Z)	4.875	03-15-15	490,000	482,699

Plains All American Pipeline LP,
Gtd Sr Note (Z)	6.500	05-01-18	345,000	372,036
Sr Note (Z)	4.250	09-01-12	600,000	616,523

Regency Energy Partners LP,
Sr Note (S)(Z)	9.375	06-01-16	280,000	295,400

Southern Union Co.,
Jr Sub Note, Ser A (7.200% to 11-01-11
then variable) (Z)	7.200	11-01-66	360,000	295,200

Williams Partners Finance Corp.,
Gtd Sr Note (Z)	7.250	02-01-17	800,000	795,792

XTO Energy, Inc.,
Sr Note (Z)	5.900	08-01-12	545,000	588,185

Financials 28.10%				43,284,525

Capital Markets 3.12%

Charles Schwab Corp.,
Sr Note	4.950	06-01-14	350,000	372,935

Goldman Sachs Group, Inc.,
Sr Note (Z)	7.500	02-15-19	485,000	567,159
Sr Note (Z)	5.125	01-15-15	760,000	800,763

Jefferies Group, Inc.,
Sr Note	7.750	03-15-12	490,000	529,847

Macquarie Group, Ltd.,
Sr Note (S)	7.300	08-01-14	270,000	293,067

Morgan Stanley Co.,
Sr Note (Z)	7.300	05-13-19	485,000	543,392
Sr Note (Z)	5.375	10-15-15	1,000,000	1,037,259

See notes to financial statements

Annual report | Income Securities Trust	11

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Capital Markets (continued)

Northern Trust Co.,
Sub Note (Z)	6.500%	08-15-18	$225,000	$258,808

Northern Trust Corp.,
Sr Note (Z)	4.625	05-01-14	370,000	397,100

Commercial Banks 4.06%

Barclays Bank PLC,
Jr Sub Note (6.860% to 6-15-32
then variable) (S)(Z)	6.860	06-15-32	1,655,000	1,340,550

Chuo Mitsui Trust & Banking Co.,
Jr Sub Note (5.506% to 4-15-15
then variable) (S)(Z)	5.506	04-15-15	940,000	817,800

Credit Suisse New York,
Sr Note (Z)	5.300	08-13-19	415,000	429,207

Groupe BPCE,
Sub Bond (12.500% to 9-30-19
then variable) (S)	12.500	09-30-19	330,000	392,581

Mizuho Financial Group, Ltd.,
Gtd Sub Bond	8.375	12-29-49	260,000	260,000

Royal Bank of Scotland Group PLC,
Jr Sub Bond Ser MTN (7.640% to
9-29-17 then variable) (Z)	7.640	03-31-49	400,000	196,000
Sr Note (Z)	6.400	10-21-19	375,000	382,064

Santander Issuances S.A. Unipersonal,
Sub Note (S)	6.500	08-11-19	1,200,000	1,268,998

Sovereign Capital Trust VI,
Gtd Note (Z)	7.908	06-13-36	480,000	427,899

Wachovia Bank NA,
BKNT (Z)	6.600	01-15-38	325,000	353,943
Sub Note (Z)	5.850	02-01-37	390,000	384,981

Consumer Finance 3.06%

American Express Credit Corp.,
Sr Note Ser C (Z)	7.300	08-20-13	670,000	752,460

Capital One Financial Corp.,
Sr Note (Z)	7.375	05-23-14	990,000	1,123,634
Sr Note (Z)	6.750	09-15-17	1,000,000	1,062,333

Discover Financial Services,
Sr Note	10.250	07-15-19	585,000	686,131

Ford Motor Credit Co. LLC,
Sr Note (Z)	8.000	12-15-16	140,000	135,241
Sr Note	7.500	08-01-12	90,000	87,647

Nelnet, Inc.,
Note (7.400% to 9-1-11 then variable) (Z)	7.400	09-29-36	715,000	519,552

SLM Corp.,
Sr Note Ser MTN (Z)	8.450	06-15-18	395,000	347,878

Diversified Financial Services 9.77%

American Honda Finance Corp.,
Note (S)(Z)	7.625	10-01-18	655,000	752,723

Astoria Depositor Corp.,
Ser B (S)(Z)	8.144	05-01-21	1,000,000	750,000

Bear Stearns Companies, Inc.,
Sr Note (Z)	7.250	02-01-18	1,000,000	1,143,815

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond (Z)	9.000	06-01-17	598,000	657,489

See notes to financial statements

12	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Diversified Financial Services (continued)

Bosphorus Financial Services, Ltd.,
Sec Floating Rate Note (P)(S)(Z)	2.240%	02-15-12	$312,500	$297,116

Citigroup, Inc.,
Sr Bond (Z)	5.850	12-11-34	300,000	273,589
Sr Note (Z)	6.375	08-12-14	810,000	859,308
Sr Note (Z)	6.125	11-21-17	1,935,000	1,974,733

CME Group, Inc.,
Sr Note (Z)	5.750	02-15-14	490,000	537,456

ERAC USA Finance Co.,
Gtd Sr Note (S)(Z)	6.375	10-15-17	465,000	476,351

ESI Tractebel Acquisition Corp.,
Gtd Sec Bond Ser B (Z)	7.990	12-30-11	617,000	617,000

General Electric Capital Corp.,
Sr Note Ser MTN (Z)	6.000	08-07-19	335,000	352,115

Hyundai Capital Services,
Note (S)	6.000	05-05-15	430,000	428,035

JPMorgan Chase & Co.,
Jr Sub Note Ser 1 (7.900% to 4-30-18
then variable) (Z)	7.900	04-30-18	655,000	658,622
Sr Note (Z)	6.000	01-15-18	765,000	819,053
Sr Note (Z)	4.650	06-01-14	590,000	622,373

Merrill Lynch & Co., Inc.,
Jr Sub Bond (Z)	7.750	05-14-38	495,000	557,230
Sr Note Ser MTN (Z)	6.150	04-25-13	1,000,000	1,071,955

PNC Funding Corp.,
Gtd Sr Note (Z)	4.250	09-21-15	695,000	697,136

SMFG Preferred Capital,
Sub Bond (6.078% to 1-25-17 then
variable) (S)(Z)	6.078	01-25-17	590,000	509,624

USB Realty Corp.,
Perpetual Bond (6.091% to 1-15-12 then
variable) (S)(Z)	6.091	01-15-12	800,000	558,400

Voto-Votorantim Overseas Trading
Operations NV,
Gtd Sr Note (S)	6.625	09-25-19	450,000	432,000

Insurance 4.66%

Aflac, Inc.,
Sr Note (Z)	8.500	05-15-19	335,000	393,370

Genworth Financial, Inc.,
Jr Sub Note (6.150% to 11-15-16
then variable) (Z)	6.150	11-15-66	430,000	288,100

Horace Mann Educators Corp.,
Sr Note (Z)	6.850	04-15-16	395,000	388,607

Liberty Mutual Group, Inc.,
Bond (S)(Z)	7.300	06-15-14	750,000	753,106
Gtd Bond (S)(Z)	7.800	03-15-37	705,000	592,200
Gtd Bond (S)(Z)	7.500	08-15-36	885,000	771,968

Lincoln National Corp.,
Jr Sub Bond (6.050% to 4-20-17
then variable) (Z)	6.050	04-20-67	250,000	193,750
Sr Note (Z)	8.750	07-01-19	510,000	593,797

Massachusetts Mutual Life Insurance Co.,
Note (S)	8.875	06-01-39	210,000	255,811

See notes to financial statements

Annual report | Income Securities Trust	13

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Insurance (continued)

MetLife, Inc.,
Sr Note (Z)	6.750%	06-01-16	$335,000	$374,611

New York Life Insurance Co.,
Sub Note (S)	6.750	11-15-39	540,000	547,579

Progressive Corp.,
Jr Sub Debenture (6.700% to 6-1-17
then variable) (Z)	6.700	06-15-37	330,000	289,063

Prudential Financial, Inc.,
Sr Note Ser MTND	7.375	06-15-19	210,000	234,628

QBE Insurance Group, Ltd.,
Sr Note (S)(Z)	9.750	03-14-14	486,000	555,182

Symetra Financial Corp.,
Jr Sub Bond (8.300% to 10-1-17
then variable) (S)(Z)	8.300	10-15-37	235,000	195,050

Unum Group,
Sr Note	7.125	09-30-16	390,000	400,915

W.R. Berkley Corp.,
Sr Note (Z)	5.600	05-15-15	365,000	351,465

Real Estate Investment Trusts (REIT’s) 3.43%

Boston Properties LP,
Sr Note	5.875	10-15-19	265,000	267,343

Brandywine Operating Partnership LP,
Gtd Sr Note (Z)	7.500	05-15-15	345,000	345,208

Dexus Finance Pty, Ltd.,
Gtd Note (S)(Z)	7.125	10-15-14	495,000	499,800

Duke Realty LP,
Sr Note (Z)	8.250	08-15-19	500,000	532,597

Health Care, Inc.,
Sr Note (Z)	6.200	06-01-16	505,000	504,872

Healthcare Realty Trust, Inc.,
Sr Note (Z)	8.125	05-01-11	175,000	183,665

HRPT Properties Trust,
Sr Note (Z)	6.650	01-15-18	285,000	266,996

Mack-Cali Realty Corp.,
Sr Note	7.750	08-15-19	330,000	348,698

Plum Creek Timberlands LP,
Gtd Sr Note (Z)	5.875	11-15-15	365,000	376,017

ProLogis,
Sr Note (Z)	6.625	05-15-18	605,000	583,659
Sr Note (Z)	5.625	11-15-15	385,000	367,525

Simon Property Group LP,
Sr Note (Z)	10.350	04-01-19	345,000	434,013

WEA Finance LLC,
Gtd Sr Note (S)	6.750	09-02-19	290,000	295,339
Gtd Sr Note (S)	5.400	10-01-12	275,000	284,239

Health care 4.24%				6,532,458

Health Care Equipment & Supplies 1.30%

Covidien International Finance SA,
Gtd Sr Note (Z)	5.450	10-15-12	930,000	1,011,063

Hospira, Inc.,
Sr Note (Z)	6.050	03-30-17	485,000	511,037
Sr Note Ser GMTN (Z)	6.400	05-15-15	170,000	188,917

See notes to financial statements

14	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Health Care Equipment & Supplies (continued)

Inverness Medical Innovations, Inc.,
Sr Note (S)	7.875%	02-01-16	$305,000	$300,425

Health Care Providers & Services 2.54%

CareFusion Corp.,
Sr Note (S)	5.125	08-01-14	225,000	236,413

CIGNA Corp.,
Sr Note (Z)	6.375	10-15-11	640,000	681,576

Express Scripts, Inc.,
Sr Note (Z)	6.250	06-15-14	935,000	1,027,325

Medco Health Solutions, Inc.,
Sr Note (Z)	7.250	08-15-13	850,000	953,346

Sun Healthcare Group, Inc.,
Gtd Sr Sub Note (Z)	9.125	04-15-15	1,000,000	1,012,500

Pharmaceuticals 0.40%

Elan Corp. PLC,
Gtd Sr Note (S)	8.750	10-15-16	195,000	180,862

Watson Pharmaceuticals, Inc.,
Sr Note (Z)	6.125	08-15-19	415,000	428,994

Industrials 8.43%				12,995,701

Aerospace & Defense 0.23%

Embraer Overseas, Ltd.,
Gtd Sr Note	6.375	01-15-20	380,000	360,050
Airlines 2.10%

Continental Airlines, Inc.,
Ser 1981-1 Class A	6.648	09-15-17	172,260	161,924
Ser 2000-2 Class B (Z)	8.307	04-02-18	365,717	330,059
Ser 2001-1 Class C (Z)	7.033	06-15-11	97,742	87,968
Sr Note (Z)	6.545	02-02-19	278,199	265,680

Delta Air Lines, Inc.,
Ser 2002-1 Class G2 (Z)	6.417	07-02-12	825,000	775,500
Sr Note (S)	9.500	09-15-14	360,000	367,200
Ser 2007-1 Class A (Z)	6.821	08-10-22	704,658	650,047

Northwest Airlines, Inc.,
Gtd Collateralized Note Ser 2007-1 (Z)	7.027	11-01-19	443,607	397,028

United Air Lines, Inc.,
Gtd Note	10.400	11-01-16	195,000	201,825

Commercial Services & Supplies 0.10%

ACCO Brands Corp.,
Gtd Sr Note (S)	10.625	03-15-15	80,000	85,600

The Geo Group, Inc.,
Gtd Sr Note (S)	7.750	10-15-17	70,000	71,050

Electrical Equipment 0.65%

Roper Industries, Inc.,
Sr Note	6.250	09-01-19	205,000	215,103

Thomas & Betts Corp.,
Sr Note (Z)	7.250	06-01-13	775,000	792,536

Industrial Conglomerates 0.53%

Hutchison Whampoa International, Ltd.,
Gtd Sr Note (S)(Z)	6.500	02-13-13	365,000	396,941
Gtd Note (S)	5.750	09-11-19	415,000	419,882

See notes to financial statements

Annual report | Income Securities Trust	15

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Machinery 1.82%

Case New Holland, Inc.,
Gtd Sr Note (S)(Z)	7.750%	09-01-13	$335,000	$332,487

Ingersoll-Rand Global Holding Co., Ltd.,
Gtd Note (Z)	6.875	08-15-18	545,000	602,973
Gtd Note (Z)	6.000	08-15-13	540,000	585,849

Manitowoc, Inc.,
Gtd Sr Note (Z)	7.125	11-01-13	500,000	448,750

Terex Corp.,
Sr Note	10.875	06-01-16	250,000	270,000

Volvo Treasury AB,
Sr Note (S)	5.950	04-01-15	555,000	564,207

Marine 0.64%

Navios Maritime Holdings, Inc.,
Sr Note (Z)	9.500	12-15-14	1,000,000	980,000

Road & Rail 1.61%

CSX Corp.,
Sr Note (Z)	5.500	08-01-13	620,000	665,013
Sr Note (Z)	6.300	03-15-12	1,000,000	1,081,703

Kansas City Southern,
Sr Note	9.375	05-01-12	445,000	453,900

RailAmerica, Inc.,
Sr Sec Note (S)(Z)	9.250	07-01-17	265,000	276,925

Trading Companies & Distributors 0.49%

GATX Corp.,
Sr Note (Z)	8.750	05-15-14	550,000	624,376

United Rentals North America, Inc.,
Gtd Sr Note (S)(Z)	10.875	06-15-16	125,000	135,625
Transportation Infrastructure 0.26%

CMA CGM SA,
Sr Note (S)(Z)	7.250	02-01-13	700,000	395,500

Information Technology 2.36%				3,629,879

Electronic Equipment, Instruments & Components 1.34%

Amphenol Corp.,
Sr Note	4.750	11-15-14	540,000	543,002

Freescale Semiconductor, Inc.,
Gtd Sr Note (Z)	8.875	12-15-14	1,000,000	812,500

Tyco Electronics Group SA,
Gtd Note	6.000	10-01-12	415,000	442,017
Gtd Sr Note	6.550	10-01-17	260,000	272,849

IT Services 0.34%

Fiserv, Inc.,
Gtd Sr Note (Z)	6.800	11-20-17	460,000	514,600

Office Electronics 0.68%

Xerox Corp.,
Sr Note (Z)	8.250	05-15-14	275,000	316,849
Sr Note (Z)	6.750	02-01-17	670,000	728,062

Materials 6.55%				10,087,362

Chemicals 1.64%

American Pacific Corp.,
Gtd Sr Note (Z)	9.000	02-01-15	590,000	548,700

See notes to financial statements

16	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Chemicals (continued)

Dow Chemical Co.,
Sr Note (Z)	8.550%	05-15-19	$320,000	$365,319
Sr Note	5.900	02-15-15	370,000	382,764

Mosaic Co.,
Sr Note (S)(Z)	7.625	12-01-16	480,000	516,741

RPM International, Inc.,
Sr Note	6.500	02-15-18	325,000	329,313

Sterling Chemicals, Inc.,
Gtd Sr Sec Note (Z)	10.250	04-01-15	400,000	379,000

Construction Materials 0.17%

Holcim US Finance SARL & Cie SCS,
Gtd Note (S)	6.000	12-30-19	260,000	268,112

Containers & Packaging 1.13%

Bemis Co., Inc.,
Sr Note	5.650	08-01-14	165,000	175,031

BWAY Corp.,
Sr Sub Note (S)(Z)	10.000	04-15-14	315,000	334,687

Graphic Packaging International Corp.,
Gtd Sr Note (S)(Z)	9.500	06-15-17	115,000	120,750

Smurfit-Stone Container Enterprises, Inc.,
Sr Note (H)(Z)	8.375	07-01-12	1,000,000	782,500
Sr Note (H)(Z)	8.000	03-15-17	245,000	188,650

US Corrugated, Inc.,
Sr Sec Note	10.000	06-12-13	160,000	134,400

Metals & Mining 2.19%

Allegheny Technologies, Inc.,
Sr Note (Z)	9.375	06-01-19	280,000	318,464

ArcelorMittal,
Sr Note (Z)	9.850	06-01-19	540,000	636,410

CII Carbon LLC,
Gtd Sr Sub Note (S)(Z)	11.125	11-15-15	1,015,000	999,775

Commercial Metals Co.,
Sr Note (Z)	7.350	08-15-18	310,000	329,720

Rio Tinto Alcan, Inc.,
Sr Note (Z)	6.125	12-15-33	415,000	419,416

Rio Tinto Finance USA, Ltd.,
Gtd Sr Note (Z)	8.950	05-01-14	365,000	431,383

Teck Resources, Ltd.,
Sr Sec Note	10.750	05-15-19	200,000	233,000

Paper & Forest Products 1.42%

International Paper Co.,
Sr Note (Z)	9.375	05-15-19	385,000	466,076
Sr Note (Z)	7.950	06-15-18	505,000	562,889

NewPage Corp.,
Gtd Sr Sec Note (S)	11.375	12-31-14	135,000	134,662

PE Paper Escrow GmbH,
Sr Sec Note (S)	12.000	08-01-14	100,000	109,500

Solo Cup Co.,
Sr Sec Note (S)	10.500	11-01-13	85,000	90,100

Verso Paper Holdings LLC,
Gtd Sr Note Ser B (Z)	9.125	08-01-14	1,000,000	830,000

See notes to financial statements

Annual report | Income Securities Trust	17

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Telecommunication Services 5.74%				$8,849,440

Diversified Telecommunication Services 3.71%

Axtel SAB de CV,
Sr Note (S)	9.000%	09-22-19	$160,000	164,800

Bellsouth Corp.,
Debenture (Z)	6.300	12-15-15	774,937	834,298

Cincinnati Bell, Inc.,
Gtd Sr Sub Note (Z)	8.375	01-15-14	1,025,000	1,019,875

Citizens Communications Co.,
Sr Note	6.250	01-15-13	256,000	252,800

Intelsat Jackson Holdings, Ltd.,
Gtd Sr Note	11.500	06-15-16	365,000	383,250

Qwest Corp.,
Sr Note (S)(Z)	8.375	05-01-16	330,000	340,725
Sr Note (Z)	7.875	09-01-11	445,000	459,463

Telecom Italia Capital SA,
Gtd Sr Note	6.175	06-18-14	1,110,000	1,204,129

Verizon Wireless Capital LLC,
Sr Note (S)(Z)	7.375	11-15-13	355,000	410,348

West Corp.,
Gtd Sr Sub Note (Z)	11.000	10-15-16	630,000	645,750

Wireless Telecommunication Services 2.03%

American Tower Corp.,
Note (S)	4.625	04-01-15	340,000	344,034

Digicel Group, Ltd.,
Sr Note (S)(Z)	8.875	01-15-15	1,080,000	1,026,000

NII Capital Corp.,
Gtd Sr Note (S)	10.000	08-15-16	230,000	242,650

Rogers Cable, Inc.,
Sr Note (Z)	6.750	03-15-15	455,000	511,593

SBA Telecommunications, Inc.,
Gtd Sr Note (S)	8.000	08-15-16	135,000	139,725

Sprint Capital Corp.,
Gtd Sr Note (Z)	6.900	05-01-19	1,000,000	870,000

Utilities 9.18%				14,139,803

Electric Utilities 5.28%

Allegheny Energy Supply Co. LLC,
Sr Note (S)	5.750	10-15-19	290,000	285,852

Aquila, Inc.,
Sr Note	11.875	07-01-12	405,000	470,049

BVPS II Funding Corp.,
Collateralized Lease Bond (Z)	8.890	06-01-17	659,000	741,592

Commonwealth Edison Co.,
Sec Bond (Z)	5.800	03-15-18	705,000	761,011

Delmarva Power & Light Co.,
1st Mtg Bond (Z)	6.400	12-01-13	345,000	385,610

Duke Energy Corp.,
Sr Note (Z)	6.300	02-01-14	340,000	375,945

Exelon Corp.,
Sr Note (Z)	4.900	06-15-15	985,000	1,022,165

FirstEnergy Solutions Corp.,
Gtd Sr Note (S)(Z)	4.800	02-15-15	370,000	379,178

See notes to financial statements

18	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value
Electric Utilities (continued)

FPL Energy National Wind LLC,
Sr Sec Note (S)(Z)	5.608%	03-10-24	$297,656	$277,389

ITC Holdings Corp.,
Sr Note (S)(Z)	5.875	09-30-16	175,000	177,794

Monongahela Power Co.,
Note (S)(Z)	7.950	12-15-13	635,000	702,858

Pepco Holdings, Inc.,
Note (Z)	6.450	08-15-12	565,000	607,051

PNPP II Funding Corp.,
Debenture (Z)	9.120	05-30-16	367,000	407,260

Southern Power Co.,
Ser D (Z)	4.875	07-15-15	270,000	282,770

Texas Competitive Electric Holdings Co. LLC,
Ser A (Z)	10.250	11-01-15	1,000,000	710,000

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond (Z)	8.090	01-02-17	523,591	545,436

Independent Power Producers & Energy Traders 0.58%

AES Eastern Energy LP,
Sr Pass Thru Ctf Ser 1999-A (Z)	9.000	01-02-17	905,884	887,767

Multi-Utilities 2.11%

CalEnergy Co., Inc.,
Sr Bond (Z)	8.480	09-15-28	550,000	707,456

DTE Energy Co.,
Sr Note (Z)	7.625	05-15-14	910,000	1,004,244

Sempra Energy,
Sr Bond (Z)	8.900	11-15-13	345,000	408,913
Sr Note (Z)	6.500	06-01-16	415,000	455,780

Teco Finance, Inc.,
Gtd Sr Note (Z)	7.000	05-01-12	337,000	361,494
Gtd Sr Note (Z)	6.572	11-01-17	298,000	308,848

Water Utilities 1.21%

DCP Midstream LLC,
Sr Note (S)(Z)	9.750	03-15-19	405,000	483,834

Indiantown Cogeneration LP,
1st Mtg Note Ser A–9 (Z)	9.260	12-15-10	161,446	163,086

Midwest Generation LLC,
Note Ser B (Z)	8.560	01-02-16	329,746	335,517

Oncor Electric Delivery Co.,
Sr Sec Note (Z)	6.375	05-01-12	820,000	890,904

			Shares	Value

Preferred Stocks 3.44%				$5,300,749

(Cost $5,800,917)
Consumer Staples 0.51%				793,750

Food & Staples Retailing 0.51%

Ocean Spray Cranberries, Inc., 6.250%, Ser A (S)(Z)			12,500	793,750

See notes to financial statements

Annual report | Income Securities Trust	19

 F I N A N C I A L   S T A T E M E N T S

			Shares	Value
Financials 1.70%				$2,626,119

Diversified Financial Services 0.40%

Bank of America Corp., 8.625% (Z)			26,575	617,869

Real Estate Investment Trusts (REIT’s) 1.30%

Apartment Investment & Management Co.,
8.000%, Ser T (Z)			55,000	1,143,450

Public Storage, Inc., 6.500%, Depositary
Shares, Ser W (Z)			40,000	864,800

Materials 0.63%				963,680

Metals & Mining 0.63%

Freeport-McMoRan Copper & Gold, Inc., 6.750% (Z)			3,532	377,924

Vale Capital II, 6.750%			7,564	585,756

Telecommunication Services 0.60%				917,200

Wireless Telecommunication Services 0.60%

Telephone & Data Systems, Inc., 7.600%, Ser A (Z)			40,000	917,200

		Maturity
	Rate	date	Par value	Value

Municipal Bonds 0.24%				$363,161
(Cost $363,781)

California 0.24%				363,161
State of California,
General Obligation	6.200%	10-01-19	$360,000	363,161

Term Loans 0.20%				$301,836
(Cost $497,883)

Consumer Discretionary 0.20%				301,836

Hotels, Restaurants & Leisure 0.20%

East Valley Tourist Development	7.775%	08-06-12	$503,060	301,836

U.S. Government & Agency Obligations 25.80%				$39,752,381
(Cost $39,081,038)

U.S. Government 4.79%				7,379,493

U.S. Treasury Bonds,
Bond	4.250%	05-15-39	$1,020,000	1,022,391

U.S. Treasury Notes,
Note	3.625	08-15-19	1,065,000	1,085,468
Note	2.375	08-31-14	5,245,000	5,271,634

U.S. Government Agency 21.01%				32,372,888
Federal Home Loan Mortgage Corp.,
30 Yr Pass Thru Ctf	4.500	03-01-39	4,259,638	4,309,389

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	4.000	06-01-24	3,919,575	3,996,436
15 Yr Pass Thru Ctf	4.000	06-01-24	3,673,737	3,745,777
15 Yr Pass Thru Ctf	4.000	06-01-24	1,955,784	1,994,136
30 Yr Pass Thru Ctf	5.500	02-01-36	3,256,862	3,440,061
30 Yr Pass Thru Ctf	5.500	06-01-37	1,839,898	1,939,655
30 Yr Pass Thru Ctf	5.500	06-01-38	3,960,985	4,175,126
30 Yr Pass Thru Ctf	4.500	03-01-38	2,774,886	2,811,415
30 Yr Pass Thru Ctf	4.500	04-01-39	973,814	986,633

See notes to financial statements

20	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value

U.S. Government Agency (continued)

Government National Mortgage Assn.,
30 Yr Pass Thru Ctf	5.500%	11-15-38	$929,307	$983,251
30 Yr Pass Thru Ctf	4.500	03-15-39	3,927,192	3,991,009

Collateralized Mortgage Obligations 12.78%				$19,690,394
(Cost $29,960,851)

Collateralized Mortgage Obligations 12.78%				19,690,394

Collateralized Mortgage Obligations 12.78%

American Home Mortgage Assets,
Ser 2006-6 Class XP IO	3.039%	12-25-46	$12,451,523	591,447
Ser 2007-5 Class XP IO	3.340	06-25-47	9,044,273	520,046

American Home Mortgage Investment Trust,
Ser 2007-1 Class GIOP IO	2.078	05-25-47	7,750,510	479,563

American Tower Trust,
Ser 2007-1A Class D (S)	5.957	04-15-37	865,000	865,000

Banc of America Commercial Mortgage, Inc.,
Ser 2005-6 Class A4 (P)	5.179	09-10-47	300,000	302,079

Banc of America Funding Corp.,
Ser 2006-B Class 6A1 (P)	5.828	03-20-36	772,734	548,014
Ser 2006-D Class 6B2 (P)	5.823	05-20-36	1,821,792	15,477

Bear Stearns Adjustable Rate Mortgage Trust,
Ser 2005-1 Class B2 (P)	4.879	03-25-35	802,389	90,082

Bear Stearns Alt-A Trust,
Ser 2005-3 Class B2 (P)	5.162	04-25-35	551,007	40,883
Ser 2006-4 Class 3B1 (P)	6.078	07-25-36	2,394,748	10,666

Bear Stearns Commercial
Mortgage Securities, Inc.,
Ser 2006-PW14 Class D (S)	5.412	12-11-38	655,000	141,680

Citigroup Mortgage Loan Trust, Inc.,
Ser 2005-10 Class 1A5A (P)	5.838	12-25-35	628,499	411,230
Ser 2005-5 Class 2A3	5.000	08-25-35	352,515	336,101

Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Ser 2005-CD1 Class C (P)	5.225	07-15-44	295,000	186,297

ContiMortgage Home Equity Loan Trust,
Ser 1995-2 Class A–5	8.100	08-15-25	48,843	43,221

Countrywide Alternative Loan Trust,
Ser 2005-59 Class 2X IO	2.986	11-20-35	9,425,617	337,060
Ser 2006-0A12 Class X IO	3.413	09-20-46	15,678,455	685,932
Ser 2006-11CB Class 3A1	6.500	05-25-36	2,537,400	1,581,910

DB Master Finance LLC,
Ser 2006-1 Class-M1 (S)	8.285	06-20-31	340,000	276,539

DSLA Mortgage Loan Trust,
Ser 2005-AR5 Class X2 IO	0.151	08-19-45	17,710,683	686,289

First Horizon Alternative Mortgage Securities,
Ser 2004-AA5 Class B1 (P)	4.643	12-25-34	410,290	57,336

GSR Mortgage Loan Trust,
Ser 2004-9 Class B1 (P)	4.100	08-25-34	808,895	197,212
Ser 2006-4F Class 6A1 (Z)	6.500	05-25-36	3,112,486	2,625,188

See notes to financial statements

Annual report | Income Securities Trust	21

 F I N A N C I A L   S T A T E M E N T S

		Maturity
	Rate	date	Par value	Value

Collateralized Mortgage Obligations (continued)

Harborview Mortgage Loan Trust,
Ser 2005-11 Class X IO	2.984%	08-19-45	$4,055,268	$169,814
Ser 2005-8 Class 1X IO	2.855	09-19-35	6,557,881	248,995
Ser 2007-3 Class ES IO	0.350	05-19-47	19,108,818	179,623
Ser 2007-4 Class ES IO	0.350	07-19-47	19,754,264	185,690
Ser 2007-6 Class ES IO (S)	0.342	08-19-37	14,557,864	136,844

Harborview NIM Corp.,
Ser 2006-9A Class N2 (I)(S)	8.350	11-19-36	323,137	0

IndyMac Index Mortgage Loan Trust,
Ser 2004-AR13 Class B1	5.296	01-25-35	329,426	54,923
Ser 2005-AR18 Class 1X IO	2.806	10-25-36	13,375,953	409,304
Ser 2005-AR18 Class 2X IO	2.521	10-25-36	13,212,349	322,381
Ser 2005-AR5 Class B1 (P)	4.396	05-25-35	436,436	15,408

JPMorgan Chase Commercial Mortgage
Securities Corp.,
Ser 2005-LDP4 Class B (P)	5.129	10-15-42	2,035,000	1,041,247

JPMorgan Mortgage Trust,
Ser 2005-S3 Class 2A2	5.500	01-25-21	572,448	545,435

Merrill Lynch Mortgage Investors Trust,
Ser 2006-AF1 Class MF1 (P)	6.209	08-25-36	1,180,857	98,736

MLCC Mortgage Investors, Inc.,
Ser 2007-3 Class M1 (P)	5.919	09-25-37	419,885	128,153
Ser 2007-3 Class M2 (P)	5.919	09-25-37	154,959	23,478
Ser 2007-3 Class M3 (P)	5.919	09-25-37	104,973	34,562

Morgan Stanley Capital I,
Ser 2005-HQ7 Class A4 (P)	5.207	11-14-42	840,000	847,889
Ser 2006-IQ12 (P)	5.538	12-15-43	640,000	122,726

Provident Funding Mortgage Loan Trust,
Ser 2005-1 Class B1 (P)	4.381	05-25-35	408,276	104,334

Residential Accredit Loans, Inc.,
Ser 2005-QA12 Class NB5 (P)	5.941	12-25-35	2,763,118	1,654,206

Washington Mutual, Inc.,
Ser 2005-6 Class 1CB	6.500	08-25-35	381,612	276,072
Ser 2005-AR4 Class B1 (P)	4.647	04-25-35	1,508,908	436,188
Ser 2007-0A4 Class XPPP IO	0.840	04-25-47	16,387,664	163,877
Ser 2007-0A5 Class 2XPP IO	1.072	06-25-47	46,640,481	757,908
Ser 2007-0A5 Class 1XPP IO	0.891	06-25-47	40,474,041	467,981
Ser 2007-0A6 Class 1XPP IO	0.830	07-25-47	23,536,783	235,368

Asset Backed Securities 1.16%				$1,784,904
(Cost $2,183,221)

Asset Backed Securities 1.16%				1,784,904
Dominos Pizza Master Issuer LLC,
Ser 2007-1 Class M1 (S)	7.629%	04-25-37	$1,000,000	750,000

Hertz Vehicle Financing LLC,
Ser 2009-2A Class A2 (S)	5.290	03-25-16	760,000	762,880

TXU Corp.,
Sec Bond (Z)	7.460	01-01-15	383,922	272,024

See notes to financial statements

22	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T So

	Par value	Value

Short-Term Investments 0.19%		$293,000

(Cost $293,000)

Short-term investments 0.19%		293,000
Repurchase Agreement with State Street Corp. dated 10-30-09
at 0.01% to be repurchased at $293,000 on 11-2-09,
collateralized by $295,000 Federal Home Loan Bank, 3,375%
due 8-13-10 (valued at $303,850, including interest)	$293,000	293,000

Total investments (Cost $220,084,979)† 136.54%		$210,352,662

Other assets and liabilities, net (36.54%)		($56,293,800)

Total net assets 100.00%		$154,058,862

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common shareholders.

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

MTN Medium-Term Note PIK Paid In Kind

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income producing security.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $41,168,028 or 26.72% of the Fund’s net assets as of October 31, 2009.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (see Note 9). Total collateral value at October 31, 2009 was $126,387,359.

† At October 31, 2009, the aggregate cost of investment securities for federal income tax purposes was $220,658,782. Net unrealized depreciation aggregated $10,306,120, of which $15,457,399 related to appreciated investment securities and $25,763,519 related to depreciated investment securities.

See notes to financial statements

Annual report | Income Securities Trust	23

 F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-09

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value per share.

Assets

Investments, at value (Cost $220,084,979)	$210,352,662
Cash	163
Cash held at broker for futures contracts	62,100
Receivable for investments sold	632,230
Dividends and interest receivable	3,676,991
Prepaid Committed Facility Agreement arrangement fees (Note 9)	63,907
Other receivables and prepaid assets	36,404

Total assets	214,824,457

Liabilities

Payable for investments purchased	1,390,598
Committed facility agreement payable (Note 9)	58,000,000
Unrealized depreciation of swap contracts (Note 3)	1,219,458
Payable for futures variation margin	20,484
Interest payable (Note 9)	5,285
Payable to affiliates
Accounting and legal services fees	2,795
Transfer agent fees	34,741
Other liabilities and accrued expenses	92,234

Total liabilities	60,765,595

Net assets

Capital paid-in	$181,978,821
Undistributed net investment income	1,010,933
Accumulated net realized loss on investments, futures contracts and
swap contracts	(17,965,025)
Net unrealized depreciation on investments, futures contracts and swap
contracts	(10,965,867)

Net assets	$154,058,862

Net asset value per share

Based on 11,482,332 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$13.42

See notes to financial statements

24	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-09

This Statement of Operations summarizes the Fund’s investment income earned, expenses incurred in operating the Fund and net gains (losses) for the period stated.

Investment income

Interest	$16,015,905
Dividends	299,550
Less foreign taxes withheld	(803)

Total investment income	16,314,652

Expenses

Investment management fees (Note 5)	1,097,547
Accounting and legal services fees (Note 5)	28,678
Interest expense (Note 9)	1,077,104
Transfer agent fees	113,990
Trustees’ fees (Note 6)	50,155
Printing	76,720
Professional fees	315,891
Custodian fees	49,725
Stock exchange listing fees	24,040
Other	26,489

Total expenses	2,860,339

Net investment income	13,454,313

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(6,132,005)
Financial futures contracts (Note 3)	11,314
Swap contracts (Note 3)	(859,732)
(6,980,423)
Change in net unrealized appreciation (depreciation) of
Investments	38,041,676
Financial futures contracts (Note 3)	(14,092)
Swap contracts (Note 3)	(93,197)
37,934,387
Net realized and unrealized gain	30,953,964

Increase in net assets frotm operations	$44,408,277

See notes to financial statements

Annual report | Income Securities Trust	25

 F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Period	Year
	ended	ended	ended
	10-31-09	10-31-08[1]	12-31-07

Increase (decrease) in net assets

From operations
Net investment income	$13,454,313	$11,880,844	$15,109,704
Net realized loss	(6,980,423)	(526,797)	(1,642,786)
Change in net unrealized appreciation
(depreciation) of investments, financial futures
contracts and swap contracts	37,934,387	(43,911,252)	(6,071,134)
Distributions to Auction Preferred Shares (APS)	—	(1,747,235)	(4,740,155)

Increase (decrease) in net assets resulting from
operations	44,408,277	(34,304,440)	2,655,629

Distributions to shareholders
From net investment income	(12,871,827)	(9,560,908)	(10,400,867)

From Fund share transactions (Note 7)	1,059,251	515,172	889,931

Total increase (decrease)	32,595,701	(43,350,176)	(6,855,307)

Net assets

Beginning of period	121,463,161	164,813,337	171,668,644

End of period	$154,058,862	$121,463,161	$164,813,337

Undistributed net investment income	$1,010,933	$717,231	$276,098

1 For the ten month period ended October 31, 2008. The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements

26	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

Statement of cash flows 10-31-09

This Statement of Cash Flows shows cash used or provided by operating and financing activities for the period stated.

For the
year ended
10-31-09

Cash flows from operating activities
Net increase in net assets from operations	$44,408,277
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(174,460,005)
Long-term investments sold	169,068,314
Increase in short term investments	(293,000)
Net amortization of premium (discount)	4,114,494
Increase in dividends and interest receivable	(261,139)
Decrease in receivable from affiliates	15,854
Increase in payable for investments purchased	153,028
Decrease in receivable for investments sold	100,615
Increase in cash held at broker for futures contracts	(62,100)
Increase in other receivables and prepaid assets	(36,404)
Decrease in prepaid arrangement fees	9,786
Increase in unrealized depreciation of swap contracts	93,197
Increase in payable for futures variation margin	20,484
Decrease in payable to affiliates	(69,985)
Decrease in payable for interest	(17,031)
Increase in accrued expenses	5,105
Net change in unrealized (appreciation) depreciation on investments	(38,041,676)
Net realized loss on investments	6,132,005

Net cash provided by operating activities	$10,879,819

Cash flows from financing activities
Borrowings from committed facility agreement payable	$66,000,000
Repayments of committed facility agreement payable	(66,000,000)
Distributions to common shareholders net of reinvestments	(11,812,576)

Net cash used in financing activities	($11,812,576)

Net decrease in cash	($932,757)

Cash at beginning of period	$932,920

Cash at end of period	$163

Supplemental disclosure of cash flow information

Cash paid for interest	$1,114,028
Noncash financing activities not included herein consist of
reinvestment of distributions	1,059,251

See notes to financial statements

Annual report | Income Securities Trust	27

 F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES
Period ended	10-31-09	10-31-08[1]	12-31-07	12-31-06	12-31-05	12-31-04

Per share operating performance

Net asset value, beginning
of year	$10.67	$14.53	$15.22	$15.30	$16.19	$16.53
Net investment income[2]	1.18	1.05	1.34	1.26	1.20	1.22
Net realized and unrealized gain
(loss) on investments	2.70	(3.92)	(0.69)	(0.03)	(0.81)	(0.25)
Distributions to APS*	—	(0.15)	(0.42)	(0.38)	(0.25)	(0.12)
Total from investment
operations	3.88	(3.02)	0.23	0.85	0.14	0.85
Less distributions to common
shareholders
From net investment income	(1.13)	(0.84)	(0.92)	(0.93)	(1.03)	(1.19)
Net asset value, end of year	$13.42	$10.67	$14.53	$15.22	$15.30	$16.19
Per share market value, end
of year	$12.94	$9.67	$12.85	$14.75	$13.68	$15.68
Total return at net asset
value (%)[3]	39.06	(21.36)	1.97	6.24	1.36[5]	5.70[5]
Total return at market
value (%)[3]	47.95	(19.41)	(6.94)	15.15	(6.42)	9.95

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$154	$121	$165	$172	$172	$180
Ratios (as a percentage of average
net assets):
Expenses (excluding interest
expense)	1.40	1.41[6]	1.16[7]	1.17[7]	1.16[7]	1.14[7]
Interest expense (Note 9)	0.85	0.76[6]	—	—	—	—
Expenses (including interest
expense)	2.25	2.17[6]	1.16[7]	1.17[7]	1.16[7]	1.14[7]
Net investment income	10.56	9.37[6]	8.87[8]	8.30[8]	7.62[8]	7.44[8]
Portfolio turnover (%)	94	40	54	94	148	135

Senior securities

Total value of APS outstanding
(in millions)	—	—	$90	$90	$90	$90
Involuntary liquidation preference
per unit (in thousands)	—	—	25	25	25	25
Average market value per unit
(in thousands)	—	—	25	25	25	25
Asset coverage per unit[9]	—	—[10]	$71,228	$73,375	$72,470	$75,049
Total debt outstanding end of
year (in millions) (Note 9)	$58	$58	—	—	—	—
Asset coverage per $1,000 of
APS[11]	—	—	$2,851	$2,928	$2,928	$3,027
Asset coverage per $1,000 of
debt[12]	$3,656	$3,094	—	—	—	—

* Auction Preferred Shares (APS)

See notes to financial statements

28	Income Securities Trust | Annual report

 F I N A N C I A L   S T A T E M E N T S

1 For the ten month period ended October 31, 2008. The Fund changed its fiscal year end from December 31 to October 31.

2 Based on the average daily shares outstanding.

3 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

4 Not annualized.

5 Unaudited.

6 Annualized.

7 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.76%, 0.77%, 0.77%, and 0.76% for the periods ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

8 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.82%, 5.45%, 5.06% and 4.99% for the periods ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

9 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

10 In May 2008, the Fund entered into a Credit Facility Agreement with a third-party commercial bank in order to refinance the APS. The redemption of all APS was completed on June 12, 2008.

11 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end (Note 8).

12 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 8).

See notes to financial statements

Annual report | Income Securities Trust	29

Notes to financial statements

Note 1
Organization

John Hancock Income Securities Trust (the Fund) is a closed-end diversified investment management company registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, December 18, 2009, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation

Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Equity securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated price if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade. Debt obligations are valued based on the evaluated prices provided by independent pricing services, which utilizes both dealer-supplied quotes and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Equity and debt obligations, for which there are no prices available from an independent pricing service, are valued based on bid quotations, or evaluated prices, as applicable, obtained from broker-dealers or fair valued as described below. Certain short-term debt instruments are valued at amortized cost.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Fair value measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs and the valuation techniques used are summarized below:

Level 1 — Exchange traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities, certain foreign equities, warrants, rights, options and futures.

Level 2 — Prices determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent

30	Income Securities Trust | Annual report

pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, certain foreign equities, unlisted rights and warrants, and fixed income securities. Also, over-the-counter derivative contracts, including swaps and certain options use these techniques.

Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Fund’s Pricing Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of the brokers’ own judgments about the assumptions that market participants would use.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2009, by major security category or security type. Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures and swap contracts, which are stated at value.

INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTALS

Asset Backed Securities		$1,034,904	$750,000	$1,784,904
Collateralized Mortgage
Obligations		13,112,272	6,578,122	19,690,394
Corporate Bonds		141,981,837	884,400	142,866,237
Municipal Bonds	—	363,161	—	363,161
Preferred Stocks	$ 3,921,243	1,379,506	—	5,300,749
Term Loans	—	301,836	—	301,836
U.S. Government &
Agency Obligations	—	39,752,381	—	39,752,381
Short-Term Investments	—	293,000	—	293,000
Total Investments
in Securities	$3,921,243	$198,218,897	$8,212,522	$210,352,662
Other Financial
Instruments	(14,092)	(1,219,458)	—	(1,233,550)

Totals	$3,907,151	$196,999,439	$8,212,522	$209,119,112

Annual report | Income Securities Trust	31

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		COLLATER-
	ASSET	ALIZED
	BACKED	MORTGAGE	CORPORATE	PREFERRED
	SECURITIES	OBLIGATIONS	BONDS	STOCKS	TERM LOANS	TOTAL

Balance as of
10-31-08	$615,000	$6,631,510	$890,938	$1,093,750	$350,000	$9,581,198
Accrued discounts/
premiums	—	(274,678)	308	—	—	(274,370)
Realized gain (loss)	—	686,381	—	—	—	686,381
Change in unrealized
appreciation
(depreciation)	135,000	3,244,050	(6,846)	—	—	3,372,204
Net purchases (sales)	—	(4,927,565)	—	—	—	(4,927,565)
Net transfers in
and/out of Level 3	—	1,218,424	—	(1,093,750)	(350,000)	(225,326)
Balance as of
10-31-09	$750,000	$6,578,122	$884,400	—	—	$8,212,522

Repurchase agreements

The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. The Fund will take receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. The Fund may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser.

Security transactions and related
investment income

Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts/premiums are accreted/amortized for financial reporting purposes. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Overdrafts

Pursuant to the custodian agreement, the Fund’s Custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the Custodian for any overdraft, including any costs or expenses associated with the overdraft. The Custodian has a lien, security interest or security entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses

The majority of expenses are directly identifiable to an individual fund. Fund expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

32   Income Securities Trust | Annual report

Stripped securities

Stripped mortgage backed securities are finan-cial instruments that derive their value from other instruments so that one class receives all of the principal from the underlying mortgage assets (principal only (PO)), while the other class receives the interest cash flows (interest only (IO)). Both the PO and IO investments represent an interest in the cash flows of an underlying stripped mortgaged backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in an interest only security. The market value of these securities can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Federal income taxes

The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $17,399,381 capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that the carryforward is used by the Fund, it will reduce the amount of capital gain distributions to be paid.

The loss carryforward expires as follows: October 31, 2012 — $2,123,466, October 31, 2013 — $2,443,482, October 31, 2014 —$3,342,775, October 31, 2015 — $1,351,797, October 31, 2016 — $1,367,076 and October 31, 2017 — $6,770,785.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are paid at least annually. During the years or periods ended October 31, 2009 and 2008 and December 31, 2007, the tax character of distributions paid was $12,871,827, $11,308,143 and $15,141,022 of ordinary income, respectively.

As of October 31, 2009, the components of distributable earnings on a tax basis included $1,020,636 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions, amortization and accretion on debt securities, defaulted bonds and paydowns.

Statement of cash flows

The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3
Financial instruments

 Futures

The Fund may purchase and sell financial futures contracts, including index futures and options on these contracts. A future is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument

Annual report | Income Securities Trust	33

at a pre-determined price in the future. The Fund may use futures contracts to manage against a decline in the value of securities owned by the Fund due to anticipated interest rate, currency or market changes. In addition, the Fund will use futures contracts for duration management or to gain exposure to a securities market.

An index futures contract (index future) is a contract to buy a certain number of units of the relevant index at a fixed price and specific future date. The Fund may invest in index futures as a means of gaining exposure to securities without investing in them directly, thereby allowing the Fund to invest in the underlying securities over time. Investing in index futures also permits the Fund to maintain exposure to common stocks without incurring the brokerage costs associated with investment in individual common stocks.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, initial margin deposits, as set by the exchange or broker to the contract, are required and are met by the delivery of specific securities (or cash) as collateral to the broker. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of assets and liabilities.

During the year ended October 31, 2009, the Fund held futures whose total notional values have ranged from approximately $2.5 to $5.3 million.

During the year ended October 31, 2009, the Fund used futures to manage duration of the portfolio. The following summarizes the open futures contracts held as of October 31, 2009:

OPEN	NUMBER OF				UNREALIZED
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	DEPRECIATION

U.S. Treasury 10-Year
Note Futures	23	Short	Dec 2009	$2,728,016	($14,092)

Interest rate swap contracts

The Fund may enter into transactions such as interest rate, credit default, cross-currency, and other forms of swaps to manage its exposure to credit, currency and interest rate risks, to gain exposure in lieu of buying in the physical market, or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis. In connection with these agreements, the Fund will hold cash and/or liquid securities equal to the net amount of the Fund’s exposure, in order to satisfy the Fund’s obligations in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as unrealized appreciation/depreciation on the Fund’s Statement of Assets and Liabilities. If market quotations are not readily available or deemed reliable, certain swaps may be fair valued in good faith by the Fund’s Pricing Committee in accordance with procedures adopted by the Board of Trustees. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of operations.

Entering into swaps involves, to varying degrees, elements of credit, market, counterparty and legal documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that a counterparty may

34	Income Securities Trust | Annual report

default on its obligation under the swap or disagree as to the meaning of swap’s terms, and that there may be unfavorable interest rate changes. The Fund may also suffer losses if it is unable to terminate outstanding swaps or reduce its exposure through offsetting transactions or the Fund may be liable for early termination of the derivative.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (ISDA Master Agreements) with select counterparties that govern OTC derivative transactions, which may include foreign exchange derivative transactions, entered into by the Fund and those counterparties. The ISDA Master Agreements typically include standard representations and warranties, as well as a Credit Support Annex

(CSA) that accompanies a schedule to ISDA master agreements outlining the general obligations of the Fund and counterparties relating to events of default, termination events and other standard provisions. Termination events may include a decline in the Fund’s net asset value below a certain point over a certain period of time that is specified in the Schedule to the ISDA Master Agreement; such an event may entitle the counterparty to elect to terminate early and calculate damages based on that termination, with respect to some or all outstanding transactions under the applicable damage calculation provisions of the ISDA Master Agreement. An election by one or more counterparties to terminate ISDA Master Agreements could have a material impact in the financial statements of the Fund.

During the year the Fund entered into interest rate swaps in anticipation of rising interest rates. The following summarizes the contracts held as of October 31, 2009:

			PAYMENTS
	USD NOTIONAL	PAYMENTS MADE	RECEIVED BY			UNREALIZED
COUNTERPARTY	AMOUNT	BY FUND	FUND	EFFECTIVE DATE	MATURITY DATE	DEPRECIATION	MARKET VALUE

			3-month
Bank of America	$29,000,000	4.6875%	LIBOR (a)	9-14-2007	9-14-2010	($1,219,458)	($1,219,458)

(a) At October 31, 2009, the 3-month LIBOR rate was 0.28063%.

Interest rate swap notional amounts at October 31, 2009 are representative of the activity during the year.

Fair value of derivative instruments by risk category

The table below summarizes the fair values of derivatives held by the Fund at October 31, 2009 by risk category:

	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
	AND LIABILITIES	INSTRUMENTS	DERIVATIVES FAIR	DERIVATIVES
	LOCATION	LOCATION	VALUE	FAIR VALUE

Interest rate contracts	Payable for futures	Futures	—	($14,092)†
variation margin;

	Net unrealized	Interest
	depreciation on	rate swaps
investments,
futures and swap
	contracts			(1,219,458)

	Total		—	($1,233,550)

† Reflects cumulative appreciation/depreciation on Futures as disclosed in Note 3. Only the year end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Annual report | Income Securities Trust	35

Effect of derivative instruments on the Statement of Operations

The table below summarizes the realized gain (loss) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended October 31, 2009:

	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL

Statement of Operations location —
Net realized gain (loss) on
Interest rate contracts	$11,314	($859,732)	($848,418)
Total	$11,314	($859,732)	($848,418)

The table below summarizes the change in unrealized appreciation (depreciation) recognized in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category for the year ended October 31, 2009:

	FUTURES CONTRACTS	SWAP CONTRACTS	TOTAL

Statement of Operations location —
Change in unrealized appreciation
(depreciation) of
Interest rate contracts	($14,092)	($93,197)	($107,289)
Total	($14,092)	($93,197)	($107,289)

Note 4
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Note 5
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the Adviser), a wholly owned indirect subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund’s average daily net assets value and the value attributable to the credit facility agreement (collectively, managed assets), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the

Fund’s average daily managed assets in excess of $300,000,000. The Adviser has a subadvi-sory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of subadvisory fees.

The investment management fees incurred for the year ended October 31, 2009, were equivalent to an annual effective rate of 0.60% of the Fund’s managed assets.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, annual, semiannual and periodic reports to shareholders and the preparation of all regulatory reports. The accounting and legal services fees incurred for the year ended October 31, 2009, were equivalent to an annual effective rate of 0.02% of the Fund’s managed assets.

Note 6
Trustees’ fees

The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the

36	Income Securities Trust | Annual report

John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 7
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of common shares with no par value. Transactions in common shares for the year ended October 31, 2009, the period ended October 31, 2008 and the year ended December 31, 2007, are as follows:

	Year ended 10-31-09		Period ended 10-31-08[1]		Year ended 12-31-07

	Shares	Amount	Shares	Amount	Shares	Amount
Distributions
reinvested	95,623	$1,059,251	40,345	$515,172	64,325	$889,931

1For the ten month period ended October 31, 2008. The Fund changed its fiscal year end from December 31 to October 31.

Note 8
Leverage

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. In prior fiscal periods, the Fund used Auctioned Preferred Shares (APS) for leverage. When the Fund leverages its assets, common shareholders pay all fees associated with and have the potential to benefit or be disadvantaged from leverage. The Adviser’s fee is also incurred from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the CFA

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Annual report | Income Securities Trust	37

The Fund issued APS on November 4, 2003, in a public offering. Effective May 2, 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a revolving credit agreement that will enable a refinancing of the Fund’s APS. The facility was used to redeem the outstanding APS and allowed the Fund to change its form of leverage from APS to debt. The redemption of all series was completed on June 12, 2008. Below is a comparison of the leverage methods utilized by the Fund:

	APS	CFA

Required Asset Coverage	200%	200% (300% at time of draw)

Maximum Leverage	$90 million	$58 million
amount

Costs Associated with	Dividends paid to preferred	Interest expense (one month LIBOR
Leverage	shareholders (maximum rate	(reset daily) plus 0.85%).*
equals the overnight commercial
paper rate plus 1.25%)
	APS auction fees	Arrangement fee**

	Auction agent expenses	Commitment fees (0.60%
per annum).
Preferred share transfer agent
expenses

* Prior to June 2, 2009, the rate was the annualized Eurodollar rate plus 0.95% or alternative rates.

** Arrangement fee is $145,000 amortized over the first 270 days of the CFA.

Note 9
Committed facility agreement

Effective June 2, 2009, the Fund entered into a CFA with a third party financial institution that allows it to borrow up to an initial limit of $58 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the schedule of investments. Interest is charged at the monthly LIBOR rate (reset daily) plus 0.85% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and a commitment fee of 0.60% payable monthly on the unused portion of the commitment. The Fund incurred a $145,000 arrangement fee upon execution of the CFA. The arrangement fee is amortized during the first year of the agreement over 270 days.

Prior to June 2, 2009 the Fund had a Revolving Credit Agreement (RCA) agreement with a third party commercial bank that allowed it to borrow up to $77 million. Interest was charged at the annualized Eurodollar rate plus 0.95% and was payable at least monthly. In addition, the Fund paid a facility fee of 0.20% per annum on the unused portion of the facility and an administration fee of $38,500 in each year of the agreement.

Arrangement and commitment fees expensed for the year ended October 31, 2009 amounted to $125,107 and $28,461, respectively, and are included in interest expense in the Statement of Operations. As of October 31, 2009, the Fund had borrowings of $58,000,000 at an interest rate 1.0935%. For the period from November 1, 2008 to October 31, 2009, the average borrowings under the CFA and the effective average interest rate were $55,463,014 and 1.6651%, respectively.

To renew the CFA, a renewal fee equal to the product of the Maximum Commitment Financing and 0.25% is due on each 540th calendar day (Renewal Due Date) following the date of the CFA, and is payable on the related Renewal Due Date. The Fund may terminate the agreement with 60 days’ notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments is in the best interest of the Fund’s shareholders. In certain circumstances, the CFA may automatically terminate, and

38	Income Securities Trust | Annual report

in other specified circumstances it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the agreement, and it may modify or terminate the agreement upon 270 days’ notice.

Note 10
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2009, aggregated $146,185,995 and $148,218,463, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $28,274,010 and $20,849,851, respectively, during the year ended October 31, 2009.

Note 11
Subsequent event

On December 17, 2009, the Fund entered into an amendment to the CFA, increasing the amount the Fund can borrow under the CFA up to $90 million. Under the terms of the amendment, the Fund pays an arrangement fee of 0.25% on the increased amount of the committed financing upon execution of the amendment.

Annual report | Income Securities Trust	39

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Income Securities Trust (the “Fund”) at October 31, 2009, and the results of its operations, the changes in its net assets, its cash flows and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2009 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 18, 2009

40	Income Securities Trust | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2009.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended October 31, 2009, 1.71% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2009.

Shareholders will be mailed a 2009 U.S. Treasury Department Form 1099-DIV in January 2010.

This will reflect the total of all distributions that are taxable for calendar year 2009.

Annual report | Income Securities Trust	41

Investment objective and policy

The Fund is a closed-end diversified management investment company, common shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the NYSE. The Fund’s investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances, the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. “Net assets” is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund’s total assets will be represented by debt securities, which have at the time of purchase a rating within the four highest grades as determined by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements.

Bylaws and Declaration of Trust

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On August 21, 2003, shareholders approved the amendment of the Fund’s bylaws effective August 26, 2003, to provide for the issuance of preferred shares.

On March 31, 2008, the shareholders approved an amendment to the Fund’s Declaration of Trust to permit the Fund’s Board of Trustees to delegate the authority to declare dividends to a Dividend Committee consisting of officers, employees or agents of the Fund.

Effective September 9, 2008, the Fund’s Bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Financial futures contracts and options

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund’s ability to hedge successfully will depend on the Adviser’s ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the

42	Income Securities Trust | Annual report

Fund could be prevented from opening, or realizing the benefits of closing out a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund’s futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund’s total assets.

Dividends and distributions

During the year ended October 31, 2009, dividends from net investment income totaling $1.1266 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DIVIDEND

December 31, 2008	$0.2672
March 31, 2009	0.2601
June 30, 2009	0.2791
September 30, 2009	0.3202

Dividend reinvestment plan

The Fund offers its common shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund’s common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the Plan Agent) will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www. melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Board of Trustees of the Fund has authorized the Dividend Committee to declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund’s common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend, otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder, by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the NYSE on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder’s account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has

Annual report | Income Securities Trust	43

elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for common shares of the Fund on the NYSE as of the dividend payment date. Distributions from the Fund’s long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

44	Income Securities Trust | Annual report

Shareholder meeting (unaudited)

On May 18, 2009, an adjourned session of the Annual Meeting of the Shareholders of Income Securities Trust was held at 601 Congress Street, Boston, Massachusetts for the purpose of considering and voting upon the proposals listed below:

Proposal 1: Election of eleven Trustees to serve until their respective successors have been duly elected and qualified.

PROPOSAL 1 PASSED FOR ALL TRUSTEES ON MAY 18, 2009.

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	7,052,704	352,785
James F. Carlin	7,143,183	262,306
William H. Cunningham	7,128,892	276,597
Deborah C. Jackson	7,126,368	279,121
Charles L. Ladner	7,131,790	273,699
Stanley Martin	7,134,723	270,766
Patti McGill Peterson	7,133,457	272,032
John A. Moore	7,135,268	270,221
Steven R. Pruchansky	7,143,594	261,895
Gregory A. Russo	7,144,372	261,117
John G. Vrysen	7,138,169	267,320

Proposal 2: To amend the Fund’s Declaration of Trust to divide the Board into three classes of Trustees and to provide for shareholder approval of each such class every three years.

Proposal 2 did not receive sufficient votes from the Fund’s shareholders.

For	4,535,325
Against	1,666,253
Withheld	177,377
Broker Non-Votes	1,026,534

Proposal 3: To adopt a new form of investment advisory agreement.

PROPOSAL 3 PASSED ON MAY 18, 2009.

For	5,833,486
Against	269,097
Withheld	255,162

Annual report | Income Securities Trust	45

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Income Securities Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of existing advisory and subadvisory agreements. At meetings held on May 6–7 and June 8–9, 2009, the Board considered the renewal of:

(i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and

(ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC

Global Investment Management (U.S.), LLC (the Subadviser) for the Fund.

The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements. The Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and its Independent Trustees, reviewed a broad range of information requested for this purpose. The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and the Subadviser responsible for the daily investment activities of the Fund. The Board considered the Subadviser’s history and experience with the Fund. The Board considered the Adviser’s execution of its oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulation, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance department.

In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the performance of a category of relevant funds (the Category), a peer group of comparable funds (the Peer Group) and a benchmark index. The funds within each Category and Peer Group were selected by Morningstar Inc. (Morningstar), an independent provider of investment company data. The Board reviewed the methodology

46	Income Securities Trust | Annual report

used by Morningstar to select the funds in the Category and the Peer Group, and noted the imperfect comparability of the Peer Group. The Board also considered updated performance information at its May and June 2009 meetings. Performance and other information may be quite different as of the date of this shareholders report.

The Board noted that the Fund’s performance for the all the time periods under review was lower than the performance of the Category and Peer Group medians, and its benchmark index, the Barclays Capital US Government/Credit Index. The Adviser provided the Board with additional information about the Fund’s recent performance. The Adviser noted that the Fund’s performance as of May 2009 was improved. The Board concluded that the Fund’s underperformance was being responsibly addressed by the Adviser and Subadviser.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was inline with the Peer Group and Category medians.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Net Expense Ratio was higher than the Peer Group and Category medians. The Board also noted that the Gross Expense Ratio was not appreciably higher than the Peer Group median and inline with the Category median. The Board also noted the differences in the funds included in the Peer Group, including a higher percentage of leverage employed by the Fund and differences in the amount of assets under management.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expense results supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s

Annual report | Income Securities Trust	47

understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements offered breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates, including the Subadviser, as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser and Subadviser with the Fund and benefits potentially derived from an increase in business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

48	Income Securities Trust | Annual report

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership — $1–$10,000

Howard C. Greene, CFA
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Barry H. Evans, CFA	Other Investment Companies: 5 accounts with assets of
approximately $3.2 billion.

Other Pooled Investment Vehicles: None
Other Accounts: 82 accounts with assets of
approximately $2.3 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 accounts with assets of
approximately $7.2 billion.

Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82.7 million.
Other Accounts: 17 accounts with assets of
approximately $5.0 billion.

Annual report | Income Securities Trust	49

Howard C. Greene, CFA	Other Investment Companies: 3 accounts with assets of
approximately $1.6 billion.

Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82.7 million.
Other Accounts: 19 accounts with assets of
approximately $6.8 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser.

A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

50	Income Securities Trust | Annual report

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Annual report | Income Securities Trust	51

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	1996	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (until 1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2005	47

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President,
Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and
Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009), Lincoln National Corporation (insurance) (since 2006), Resolute Energy Corporation (oil and gas) (since 2009), Southwest Airlines (since 2000), Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (2003–2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of
Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since
2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of
Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).

Charles L. Ladner, Born: 1938	2004	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services); Senior Vice President and Chief
Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and
Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

52	Income Securities Trust | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation and Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	1996	47

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator and Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2005	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, JonJames, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]
Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	262

Senior Executive Vice President (since 2009), Executive Vice President (1999–2009), Manulife Financial
Corporation; Director and President, John Hancock Variable Life Insurance Company (since 2007);
Director and Executive Vice President, John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and
John Hancock Funds, LLC (since 2005); Chairman and Director, John Hancock Investment Management
Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.)
(until 2004).

Annual report | Income Securities Trust	53

Non-Independent Trustees[3] (continued)

Name, Year of Birth		Number of John
Position(s) held with Fund	Trustee	Hancock funds
Principal occupation(s) and other	of Fund	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen,[4] Born: 1955	2009	47

Senior Vice President (since 2006), Vice President (until 2006), Manulife Financial Corporation;
Director, Executive Vice President and Chief Operating Officer, John Hancock Advisers, LLC, The
Berkeley Financial Group, LLC, John Hancock Investment Management Services, LLC (“JHIMS”), and
John Hancock Funds, LLC (since 2007); Chief Operating Officer, JHF II and JHT (since 2007); Chief
Operating Officer, John Hancock Funds and JHF III (2007–2009); Director, John Hancock Signature
Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, John Hancock Advisers, LLC,
The Berkeley Financial Group, LLC, MFC Global Investment Management (U.S.) (“MFC Global (U.S.)”),
JHIMS, John Hancock Funds, LLC, JHF, JHF II, JHF III and JHT (2005–2007).

Principal officers who are not Trustees
Name, Year of Birth
Position(s) held with Fund		Officer
Principal occupation(s) and other		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC, John Hancock Funds,
LLC (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services
(since 2005); Director, President and Chief Executive Officer, John Hancock Investment Management
Services, LLC (since 2006); President and Chief Executive Officer, John Hancock Funds (since 2005) and
JHF III (since 2006); Executive Vice President (since 2009), President and Chief Executive Officer (until
2009), JHT and JHF II; Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since
2003); Director, President and Chief Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice
President, John Hancock Funds, LLC (until 2005).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Senior Vice President (since 2007),
Vice President (2005–2007), John Hancock Advisers, LLC; Senior Vice President (since 2008), Vice
President (2006–2008), John Hancock Investment Management Services, LLC; Senior Vice President
(since 2006), Vice President (2005–2006), 2nd Vice President (2004–2005), John Hancock Funds,
LLC; Chief Operating Officer (since 2009), Vice President (2007–2009), John Hancock Funds and JHF
III; Vice President (since 2006), John Hancock Funds II and John Hancock Trust; Senior Vice President
(2005–2009), Product Management and Development for John Hancock Funds, LLC; Vice President and
Director (1998–2005), Marketing and Product Management for John Hancock Funds, LLC.

54	Income Securities Trust | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel for John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2006); Secretary and Chief
Legal Counsel, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2008); Secretary, John Hancock Funds, LLC and The Berkeley Financial Group, LLC (since 2007);
Vice President and Associate General Counsel for Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel for MML Series Investment Fund (2000–2006);
Secretary and Chief Legal Counsel for MassMutual Institutional Funds (2000–2004); Secretary and
Chief Legal Counsel for MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2005); Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (since 2007); Vice President and Chief Compliance
Officer, John Hancock Advisers, LLC and JHIMS (until 2007); Vice President and Chief Compliance
Officer, MFC Global (U.S.) (2005–2008); Vice President and Assistant Treasurer, Fidelity Group of
Funds (until 2005).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services,
LLC (since 2007); Chief Financial Officer, John Hancock Funds, JHF II, JHF III and JHT (since 2007);
Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–
2007); Vice President, Goldman Sachs (2005–2007); Managing Director and Treasurer of Scudder
Funds, Deutsche Asset Management (2003–2005).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Treasurer, John Hancock Closed-End Funds (since 2009); Assistant Treasurer, John Hancock Funds,
John Hancock Funds II, John Hancock Funds III, and John Hancock Trust (since 2007); Assistant
Treasurer, Fidelity Group of Funds (2005–2007); Vice President, Fidelity Management Research
Company (2005–2007); Assistant Treasurer, Scudder Group of Funds (2003–2005); Director, Deutsche
Asset Management (2003–2005), Vice President and Head of Fund Reporting, Deutsche Asset
Management, previously Scudder, Stevens & Clark (1996–2003).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee. Mr. Pruchansky was appointed by the Board of Trustees effective September 1, 2009.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

4 Mr. Vrysen was elected by the shareholders at an annual shareholders meeting on May 18, 2009.

Annual report | Income Securities Trust	55

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Custodian
Dr. John A. Moore	State Street Bank and Trust Company
Steven R. Pruchansky††
Gregory A. Russo	Transfer agent
John G. Vrysen†	Mellon Investor Services

Officers	Legal counsel
Keith F. Hartstein	K&L Gates LLP
President and Chief Executive Officer
Independent registered
Andrew G. Arnott‡	public accounting firm
Chief Operating Officer	PricewaterhouseCoopers LLP

Thomas M. Kinzler	Stock symbol
Secretary and Chief Legal Officer	Listed New York Stock Exchange: JHS

Francis V. Knox, Jr.	For shareholder assistance
Chief Compliance Officer	refer to page 44

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone§
Treasurer

*Member of the Audit Committee
of the Audit Committee effective 9-1-09
†Non-Independent Trustee
‡Effective 9-1-09
§Effective 5-7-09

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

You can also contact us:
	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

56	Income Securities Trust | Annual report

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P600A 10/09
12/09

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $41,819 for the fiscal year ended October 31, 2009 and $44,920 for the fiscal period ended October 31, 2008. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related fees amounted to $0 for the fiscal year ended October 31, 2009 and $18,645 for the fiscal period ended October 31, 2008 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,873 for the fiscal year ended October 31, 2009 and $3,500 for the fiscal period ended October 31, 2008. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,555 for the fiscal year ended October 31, 2009 and $0 for the fiscal period ended October 31, 2008 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2009, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,200,526 for the fiscal year ended October 31, 2009 and $4,591,272 for the fiscal period ended October 31, 2008.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Deborah C. Jackson
Steven R. Pruchansky

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of October 31, 2009.

Barry H. Evans, CFA
President, Chief Fixed Income Officer and Chief Operating Officer, MFC Global Investment
Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (1986–2005)
Began business career in 1986
Joined fund team in 2002
Fund ownership — $10,001–$50,000

Jeffrey N. Given, CFA
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Second Vice President, John Hancock Advisers LLC (1993–2005)
Began business career in 1993
Joined fund team in 1999
Fund ownership — $1–$10,000

Howard C. Greene, CFA
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers LLC (2002–2005)
Vice President at Sun Life Financial Services Company of Canada (1987–2002)
Began business career in 1979
Joined fund team in 2005
Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2009. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Barry H. Evans, CFA	Other Investment Companies: 5 accounts with assets of
approximately $3.2 billion.
Other Pooled Investment Vehicles: None
Other Accounts: 82 accounts with assets of
approximately $2.3 billion.

Jeffrey N. Given, CFA	Other Investment Companies: 7 accounts with assets of
approximately $7.2 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82.7 million.
Other Accounts: 17 accounts with assets of
approximately $5.0 billion.

Howard C. Greene, CFA	Other Investment Companies: 3 accounts with assets of
approximately $1.6 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $82.7 million.
Other Accounts: 19 accounts with assets of
approximately $6.8 billion.

Neither the Adviser or the Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: December 18, 2009

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: December 18, 2009